EXHIBIT C

CLASS A CUSIP #00761HAD3
CLASS B CUSIP #00761HAE1
CLASS C CUSIP #00761HAF8

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2000-C
                        PERIOD ENDING SEPTEMBER 30, 2005

The information which is required to be prepared with respect to the Payment Date of October 20, 2005 and with respect to the performance of the Trust during the period of September 1, 2005 through September 30, 2005 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2000-C Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

   1.    The amount of distribution in respect to principal payment to the Class
         A Noteholder ..........................................................  $       1,000.0000
                                                                                  ------------------
   2.    The amount of distribution in respect to principal payment to the Class
         B Noteholder ..........................................................  $       1,000.0000
                                                                                  ------------------
   3.    The amount of distribution in respect to principal payment to the Class
         C Noteholder ..........................................................  $       1,000.0000
                                                                                  ------------------
   4.    The amount of distribution in respect to principal payment to the Class
         D Noteholder ..........................................................  $       1,000.0000
                                                                                  ------------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

   1.    The amount of distribution in respect to the Class A Monthly
         Interest ..............................................................             3.37188
                                                                                  ------------------
   2.    The amount of distribution in respect to the Class B Monthly
         Interest ..............................................................             3.74688
                                                                                  ------------------
   3.    The amount of distribution in respect to the Class C Monthly
         Interest ..............................................................             4.37188
                                                                                  ------------------
   4.    The amount of distribution in respect to the Class D Monthly
         Interest ..............................................................             6.49688
                                                                                  ------------------

III. Information regarding the total monthly distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

   1.    The total amount of distribution in respect to the Class A
         Noteholder ............................................................         1,003.37188
                                                                                  ------------------
   2.    The total amount of distribution in respect to the Class B
         Noteholder ............................................................         1,003.74688
                                                                                  ------------------
   3.    The total amount of distribution in respect to the Class C
         Noteholder ............................................................         1,004.37188
                                                                                  ------------------
   4.    The total amount of distribution in respect to the Class D
         Noteholder ............................................................         1,006.49688
                                                                                  ------------------

IV.  Information regarding the performance of the Advanta Business Card Master
     Trust

   1.    The aggregate amount of such Collections with respect to Principal
         Receivables for the Monthly Period preceding such Payment Date ........  $   784,550,437.41
                                                                                  ------------------
   2.    The aggregate amount of such Collections with respect to Finance Charge and Administrative Receivables for the Monthly Period preceding such
         Payment Date ..........................................................  $    60,403,178.69
                                                                                  ------------------
   3.    Recoveries for the preceding Monthly Period ...........................  $     1,455,442.89
                                                                                  ------------------
   4.    The Defaulted Amount for the preceding Monthly Period .................  $    16,633,217.91
                                                                                  ------------------
   5.    The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly
         Period, and the denominator is the average Receivables for the
         preceding Monthly Period ..............................................                5.20%
                                                                                  ------------------
   6.    The total amount of Principal Receivables in the trust at the beginning of the preceding Monthly Period .......................................  $ 3,436,245,426.03
                                                                                  ------------------
   7.    The total amount of Principal Receivables in the trust as of the last day of the preceding Monthly Period ...................................  $ 3,452,746,968.87
                                                                                  ------------------
   8.    The total amount of Finance Charge and Administrative Receivables in
         the Trust at the beginning of the preceding Monthly Period ............  $    56,086,985.97
                                                                                  ------------------

   9.    The total amount of Finance Charge and Administrative Receivables in
         the Trust as of the last day of the preceding Monthly Period ..........  $    56,368,439.94
                                                                                  ------------------
   10.   The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last day of the preceding Monthly Period ........  $ 2,536,718,346.00
                                                                                  ------------------
   11.   The Transferor Interest as of the last day of the preceding Monthly
         Period ................................................................  $   916,028,622.87
                                                                                  ------------------
   12.   The transferor percentage as of the last day of the preceding Monthly
         Period ................................................................               26.53%
                                                                                  ------------------
   13.   The Required Transferor Percentage ....................................                6.00%
                                                                                  ------------------
   14.   The Required Transferor Interest ......................................  $   207,164,818.13
                                                                                  ------------------
   15.   The monthly principal payment rate for the preceding Monthly Period ...              22.832%
                                                                                  ------------------
   16.   The balance in the Excess Funding Account as of the last day of the
         preceding Monthly Period ..............................................  $               --
                                                                                  ------------------
   17.   The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                Percentage      Aggregate
                                                 of Total        Account
                                               Receivables       Balance
                                               -----------   ---------------
(a) Delinquent between 30 days and 59 days        1.077%     $ 37,776,279.27
(b) Delinquent between 60 days and 89 days        0.910%     $ 31,943,124.73
(c) Delinquent between 90 days and 119 days       0.631%     $ 22,152,500.15
(d) Delinquent between 120 days and 149 days      0.470%     $ 16,505,122.67
(e) Delinquent between 150 days and 179 days      0.530%     $ 18,604,053.33
(f) Delinquent 180 days or greater                0.000%     $            --
                                                  -----      ---------------
(g) Aggregate                                     3.618%     $126,981,080.15
                                                  =====      ===============

V.   Information regarding Series 2000-C

   1.    The amount of Principal Receivables in the Trust represented by the
         Invested Amount of Series 2000-C as of the last day of the related
         Monthly Period ........................................................  $   400,000,000.00
                                                                                  ------------------
   2.    The amount of Principal Receivables in the Trust represented by the
         Adjusted Invested Amount of Series 2000-C on the last day of the
         related Monthly Period ................................................  $   200,000,000.00
                                                                                  ------------------

                                                                    NOTE FACTORS

   3.    The amount of Principal Receivables in the Trust
         represented by the Class A Note Principal Balance on the
         related Payment Date after taking into consideration all
         payments made on such date ..............................        0.0000  $               --
                                                                                  ------------------
   4.    The amount of Principal Receivables in the Trust
         represented by the Class B Note Principal Balance on the
         related Payment Date after taking into consideration all
         payments made on such date ..............................        0.0000  $               --
                                                                                  ------------------
   5.    The amount of Principal Receivables in the Trust
         represented by the Class C Note Principal Balance on the
         related Payment Date after taking into consideration all
         payments made on such date ..............................        0.0000  $               --
                                                                                  ------------------
   6.    The amount of Principal Receivables in the Trust
         represented by the Class D Note Principal Balance on the
         related Payment Date after taking into consideration all
         payments made on such date ..............................        0.0000  $               --
                                                                                  ------------------

   7.    The Floating Investor Percentage with respect to the period:

   September 1, 2005 through September 19, 2005                                           11.6406121%
                                                                                  ------------------
   September 20, 2005 through September 30, 2005                                          11.4760354%
                                                                                  ------------------

   8.    The Fixed Investor Percentage with respect to the period:

   September 1, 2005 through September 19, 2005                                           11.6406121%
                                                                                  ------------------
   September 20, 2005 through September 30, 2005                                          11.4760354%
                                                                                  ------------------

   9.    The amount of Investor Principal Collections applicable to Series
         2000-C ................................................................  $    90,811,862.96
                                                                                  ------------------
   10a.  The amount of Available Finance Charge Collections on deposit in the
         Collection Account for the related Monthly Period .....................  $     5,869,856.64
                                                                                  ------------------
   10b.  Pursuant to Section 8.04(a) of the Master Indenture, the amount of
         Available Finance Charge Collections not on deposit in the Collection
         Account for the related Monthly Period ................................  $     1,794,317.01
                                                                                  ------------------
   11.   The Investor Default Amount for the related Monthly Period ............  $     1,913,098.19
                                                                                  ------------------
   12.   The Monthly Servicing Fee for the related Monthly Period ..............  $       333,333.33
                                                                                  ------------------

   13.   Trust yields for the related Monthly Period

         a.   The cash yield for the related Monthly Period ....................               22.99%
                                                                                  ------------------
         b.   The default rate for the related Monthly Period ..................                5.74%
                                                                                  ------------------
         c.   The Net Portfolio Yield for the related Monthly Period ...........               17.25%
                                                                                  ------------------
         d.   The Base Rate for the related Monthly Period .....................                5.30%
                                                                                  ------------------
         e.   The Excess Spread Percentage for the related Monthly Period ......               11.95%
                                                                                  ------------------
         f.   The Quarterly Excess Spread Percentage for the related Monthly
              Period ...........................................................               10.30%
                                                                                  ------------------
              i)   Excess Spread Percentage related to Sep-05                                  11.95%
                                                                                  ------------------
              ii)  Excess Spread Percentage related to Aug-05                                   9.91%
                                                                                  ------------------
              iii) Excess Spread Percentage related to Jul-05                                   9.03%
                                                                                  ------------------
   14.   Floating Rate Determinations:

   LIBOR for the Interest Period from September 20, 2005 through and including
   October 19, 2005                                                                          3.79625%
                                                                                  ------------------
   15.   Principal Funding Account

         a.   The amount on deposit in the Principal Funding Account on the related Payment Date (after taking into consideration deposits and
              withdraws for the related Payment Date) ..........................  $               --
                                                                                  ------------------
         b.   The Accumulation Shortfall with respect to the related Monthly
              Period ...........................................................  $               --
                                                                                  ------------------
         c.   The Principal Funding Investment Proceeds deposited in the
              Collection Account to be treated as Available Finance Charge
              Collections ......................................................  $       617,178.02
                                                                                  ------------------
   16.   Reserve Account

         a.   The amount on deposit in the Reserve Account on the related
              Payment Date (after taking into consideration deposits and
              withdraws for the related Payment Date) ..........................  $               --
                                                                                  ------------------
         b.   The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance
              Charge Collections ...............................................  $               --
                                                                                  ------------------
         c.   Interest earnings on the Reserve Account deposited into the
              Collection Account to be treated as Available Finance Charge
              Collections ......................................................  $         1,454.23
                                                                                  ------------------
   17.   Cash Collateral Account

         a.   The Required Cash Collateral Account Amount on the related Payment
              Date .............................................................  $               --
                                                                                  ------------------
         b.   The Available Cash Collateral Account Amount on the related
              Payment Date .....................................................  $               --
                                                                                  ------------------
   18.   Investor Charge-Offs

         a.   The aggregate amount of Investor Charge-Offs for the related
              Monthly Period ...................................................  $               --
                                                                                  ------------------
         b.   The aggregate amount of Investor Charge-Offs reimbursed on the
              Payment Date .....................................................  $               --
                                                                                  ------------------
   19.   The Monthly Principal Reallocation Amount for the related Monthly
         Period ................................................................  $               --
                                                                                  ------------------

Advanta Bank Corp.
as Servicer


By: /s/ MICHAEL COCO
    ---------------------------------
Name: Michael Coco
Title: Vice President and Treasurer

EXHIBIT C

CLASS A CUSIP #00761HAG6
CLASS B CUSIP #00761HAH4
CLASS C CUSIP #00761HAJ0

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2001-A
                        PERIOD ENDING SEPTEMBER 30, 2005

The information which is required to be prepared with respect to the Payment Date of October 20, 2005 and with respect to the performance of the Trust during the period of September 1, 2005 through September 30, 2005 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2001-A Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

   1.    The amount of distribution in respect to principal payment to the
         Class A Noteholder .......................................................                 --
                                                                                     -----------------
   2.    The amount of distribution in respect to principal payment to the
         Class B Noteholder .......................................................                 --
                                                                                     -----------------
   3.    The amount of distribution in respect to principal payment to the
         Class C Noteholder .......................................................                 --
                                                                                     -----------------
   4.    The amount of distribution in respect to principal payment to the
         Class D Noteholder .......................................................                 --
                                                                                     -----------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

   1.    The amount of distribution in respect to the Class A Monthly Interest ....            3.41354
                                                                                     -----------------
   2.    The amount of distribution in respect to the Class B Monthly Interest ....            3.87188
                                                                                     -----------------
   3.    The amount of distribution in respect to the Class C Monthly Interest ....            4.45521
                                                                                     -----------------
   4.    The amount of distribution in respect to the Class D Monthly Interest ....            7.33021
                                                                                     -----------------

III. Information regarding the total monthly distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

   1.    The total amount of distribution in respect to the Class A Noteholder ....            3.41354
                                                                                     -----------------
   2.    The total amount of distribution in respect to the Class B Noteholder ....            3.87188
                                                                                     -----------------
   3.    The total amount of distribution in respect to the Class C Noteholder ....            4.45521
                                                                                     -----------------
   4.    The total amount of distribution in respect to the Class D Noteholder ....            7.33021
                                                                                     -----------------

IV.  Information regarding the performance of the Advanta Business Card Master
     Trust

   1.    The aggregate amount of such Collections with respect to Principal
         Receivables for the Monthly Period preceding such Payment Date ...........  $  784,550,437.41
                                                                                     -----------------
   2.    The aggregate amount of such Collections with respect to Finance
         Charge and Administrative Receivables for the Monthly Period preceding
         such Payment Date ........................................................  $   60,403,178.69
                                                                                     -----------------
   3.    Recoveries for the preceding Monthly Period ..............................  $    1,455,442.89
                                                                                     -----------------
   4.    The Defaulted Amount for the preceding Monthly Period ....................  $   16,633,217.91
                                                                                     -----------------
   5.    The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly
         Period, and the denominator is the average Receivables for the preceding
         Monthly Period ...........................................................               5.20%
                                                                                     -----------------
   6.    The total amount of Principal Receivables in the trust at the beginning of the preceding Monthly Period ................................  $3,436,245,426.03
                                                                                     -----------------
   7.    The total amount of Principal Receivables in the trust as of the last day of the preceding Monthly Period ......................................  $3,452,746,968.87
                                                                                     -----------------
   8.    The total amount of Finance Charge and Administrative Receivables in
         the Trust at the beginning of the preceding Monthly Period ...............  $   56,086,985.97
                                                                                     -----------------

   9.    The total amount of Finance Charge and Administrative Receivables in
         the Trust as of the last day of the preceding Monthly Period .............  $   56,368,439.94
                                                                                     -----------------
   10.   The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last day of the preceding Monthly Period ...........  $2,536,718,346.00
                                                                                     -----------------
   11.   The Transferor Interest as of the last day of the preceding Monthly
         Period ...................................................................  $  916,028,622.87
                                                                                     -----------------
   12.   The transferor percentage as of the last day of the preceding Monthly
         Period ...................................................................              26.53%
                                                                                     -----------------
   13.   The Required Transferor Percentage .......................................               6.00%
                                                                                     -----------------
   14.   The Required Transferor Interest .........................................  $  207,164,818.13
                                                                                     -----------------
   15.   The monthly principal payment rate for the preceding Monthly Period ......             22.832%
                                                                                     -----------------
   16.   The balance in the Excess Funding Account as of the last day of the
         preceding Monthly Period .................................................  $              --
                                                                                     -----------------
   17.   The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                Percentage      Aggregate
                                                 of Total        Account
                                               Receivables       Balance
                                               -----------   ---------------
(a) Delinquent between 30 days and 59 days        1.077%     $ 37,776,279.27
(b) Delinquent between 60 days and 89 days        0.910%     $ 31,943,124.73
(c) Delinquent between 90 days and 119 days       0.631%     $ 22,152,500.15
(d) Delinquent between 120 days and 149 days      0.470%     $ 16,505,122.67
(e) Delinquent between 150 days and 179 days      0.530%     $ 18,604,053.33
(f) Delinquent 180 days or greater                0.000%     $            --
                                                  -----      ---------------
(g) Aggregate                                     3.618%     $126,981,080.15
                                                  =====      ===============


V.   Information regarding Series 2001-A

   1.    The amount of Principal Receivables in the Trust represented by the
         Invested Amount of Series 2001-A as of the last day of the related
         Monthly Period ...........................................................  $  300,000,000.00
                                                                                     -----------------
   2.    The amount of Principal Receivables in the Trust
         represented by the Adjusted Invested Amount of Series
         2001-A on the last day of the related Monthly Period .....................  $  300,000,000.00
                                                                                     -----------------

                                                                       NOTE FACTORS

   3.    The amount of Principal Receivables in the Trust
         represented by the Class A Note Principal Balance on the
         last day of the related Monthly Period .....................        1.0000  $  240,000,000.00
                                                                                     -----------------
   4.    The amount of Principal Receivables in the Trust
         represented by the Class B Note Principal Balance on the
         last day of the related Monthly Period .....................        1.0000  $   28,500,000.00
                                                                                     -----------------
   5.    The amount of Principal Receivables in the Trust
         represented by the Class C Note Principal Balance on the
         last day of the related Monthly Period .....................        1.0000  $   21,000,000.00
                                                                                     -----------------
   6.    The amount of Principal Receivables in the trust
         represented by the Class D Note Principal Balance on the
         last day of the related Monthly Period .....................        1.0000  $   10,500,000.00
                                                                                     -----------------
   7.    The Floating Investor Percentage with respect to the period:

   September 1, 2005 through September 19, 2005                                              8.7304591%
                                                                                     -----------------
   September 20, 2005 through September 30, 2005                                             8.6070266%
                                                                                     -----------------
   8.    The Fixed Investor Percentage with respect to the period:

   September 1, 2005 through September 19, 2005                                                    N/A
                                                                                     -----------------
   September 20, 2005 through September 30, 2005                                                   N/A
                                                                                     -----------------
   9.    The amount of Investor Principal Collections applicable to Series
         2001-A ...................................................................  $   68,108,897.50
                                                                                     -----------------
   10a.  The amount of Available Finance Charge Collections on deposit in the
         Collection Account for the related Monthly Period ........................  $    3,929,461.81
                                                                                     -----------------
   10b.  Pursuant to Section 8.04(a) of the Master Indenture, the amount of
         Available Finance Charge Collections not on deposit in the Collection
         Account for the related Monthly Period ...................................  $    1,354,694.28
                                                                                     -----------------
   11.   The Investor Default Amount for the related Monthly Period ...............  $    1,434,823.62
                                                                                     -----------------
   12.   The Monthly Servicing Fee for the related Monthly Period .................  $      500,000.00
                                                                                     -----------------

   13.   Trust yields for the related Monthly Period

         a.   The cash yield for the related Monthly Period .......................              21.14%
                                                                                     -----------------
         b.   The default rate for the related Monthly Period .....................               5.74%
                                                                                     -----------------
         c.   The Net Portfolio Yield for the related Monthly Period ..............              15.40%
                                                                                     -----------------
         d.   The Base Rate for the related Monthly Period ........................               6.40%
                                                                                     -----------------
         e.   The Excess Spread Percentage for the related Monthly Period .........               9.00%
                                                                                     -----------------
         f.   The Quarterly Excess Spread Percentage for the related Monthly
              Period ..............................................................               9.24%
                                                                                     -----------------
              i)   Excess Spread Percentage related to Sep-05                                     9.00%
                                                                                     -----------------
              ii)  Excess Spread Percentage related to Aug-05                                     9.82%
                                                                                     -----------------
              iii) Excess Spread Percentage related to Jul-05                                     8.91%
                                                                                     -----------------
   14.   Floating Rate Determinations:

   LIBOR for the Interest Period from September 20, 2005 through and including
   October 19, 2005 ...............................................................            3.79625%
                                                                                     -----------------
   15.   Principal Funding Account

         a.   The amount on deposit in the Principal Funding Account on the related Payment Date (after taking into consideration deposits and
              withdraws for the related Payment Date) .............................  $              --
                                                                                     -----------------
         b.   The Accumulation Shortfall with respect to the related Monthly
              Period ..............................................................  $              --
                                                                                     -----------------
         c.   The Principal Funding Investment Proceeds deposited in the Collection
              Account to be treated as Available Finance Charge Collections .......  $              --
                                                                                     -----------------
   16.   Reserve Account

         a.   The amount on deposit in the Reserve Account on the related Payment
              Date (after taking into consideration deposits and withdraws for the
              related Payment Date) ...............................................  $              --
                                                                                     -----------------
         b.   The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance Charge
              Collections .........................................................  $              --
                                                                                     -----------------
         c.   Interest earnings on the Reserve Account deposited into the
              Collection Account to be treated as Available Finance Charge
              Collections .........................................................  $              --
                                                                                     -----------------
   17.   Cash Collateral Account

         a.   The Required Cash Collateral Account Amount on the related Payment
              Date ................................................................  $    5,250,000.00
                                                                                     -----------------
         b.   The Available Cash Collateral Account Amount on the related Payment
              Date ................................................................  $    5,250,000.00
                                                                                     -----------------
   18.   Investor Charge-Offs

         a.   The aggregate amount of Investor Charge-Offs for the related Monthly
              Period ..............................................................  $              --
                                                                                     -----------------
         b.   The aggregate amount of Investor Charge-Offs reimbursed on the
              Payment Date ........................................................  $              --
                                                                                     -----------------
   19.   The Monthly Principal Reallocation Amount for the related Monthly
         Period ...................................................................  $              --
                                                                                     -----------------

Advanta Bank Corp.
as Servicer


By: /s/ MICHAEL COCO
    ---------------------------------
Name: Michael Coco
Title: Vice President and Treasurer

EXHIBIT C

CLASS A CUSIP #00761HAP6
CLASS B CUSIP #00761HAQ4
CLASS C CUSIP #00761HAR2

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-A
                        PERIOD ENDING SEPTEMBER 30, 2005

The information which is required to be prepared with respect to the Payment Date of October 20, 2005 and with respect to the performance of the Trust during the period of September 1, 2005 through September 30, 2005 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-A Indenture Supplement.


I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

   1.    The amount of distribution in respect to principal payment to the
         Class A Noteholder .....................................................                 --
                                                                                   -----------------
   2.    The amount of distribution in respect to principal payment to the
         Class B Noteholder .....................................................                 --
                                                                                   -----------------
   3.    The amount of distribution in respect to principal payment to the
         Class C Noteholder .....................................................                 --
                                                                                   -----------------
   4.    The amount of distribution in respect to principal payment to the
         Class D Noteholder .....................................................                 --
                                                                                   -----------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

   1.    The amount of distribution in respect to the Class A Monthly Interest ..            3.49688
                                                                                   -----------------
   2.    The amount of distribution in respect to the Class B Monthly Interest ..            4.62188
                                                                                   -----------------
   3.    The amount of distribution in respect to the Class C Monthly Interest ..            6.08021
                                                                                   -----------------
   4.    The amount of distribution in respect to the Class D Monthly Interest ..            9.83021
                                                                                   -----------------

III. Information regarding the total monthly distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

   1.    The total amount of distribution in respect to the Class A Noteholder ..            3.49688
                                                                                   -----------------
   2.    The total amount of distribution in respect to the Class B Noteholder ..            4.62188
                                                                                   -----------------
   3.    The total amount of distribution in respect to the Class C Noteholder ..            6.08021
                                                                                   -----------------
   4.    The total amount of distribution in respect to the Class D Noteholder ..            9.83021
                                                                                   -----------------

IV.  Information regarding the performance of the Advanta Business Card Master
     Trust

   1.    The aggregate amount of such Collections with respect to Principal
         Receivables for the Monthly Period preceding such Payment Date .........  $  784,550,437.41
                                                                                   -----------------
   2.    The aggregate amount of such Collections with respect to Finance Charge and Administrative Receivables for the Monthly Period preceding such
         Payment Date ...........................................................  $   60,403,178.69
                                                                                   -----------------
   3.    Recoveries for the preceding Monthly Period ............................  $    1,455,442.89
                                                                                   -----------------
   4.    The Defaulted Amount for the preceding Monthly Period ..................  $   16,633,217.91
                                                                                   -----------------
   5.    The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly
         Period, and the denominator is the average Receivables for the
         preceding Monthly Period ...............................................               5.20%
                                                                                   -----------------
   6.    The total amount of Principal Receivables in the trust at the beginning of the preceding Monthly Period ........................................  $3,436,245,426.03
                                                                                   -----------------
   7.    The total amount of Principal Receivables in the trust as of the last day of the preceding Monthly Period ....................................  $3,452,746,968.87
                                                                                   -----------------
   8.    The total amount of Finance Charge and Administrative Receivables in
         the Trust at the beginning of the preceding Monthly Period .............  $   56,086,985.97
                                                                                   -----------------

   9.    The total amount of Finance Charge and Administrative Receivables in
         the Trust as of the last day of the preceding Monthly Period ...........  $   56,368,439.94
                                                                                   -----------------
   10.   The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last day of the preceding Monthly Period .........  $2,536,718,346.00
                                                                                   -----------------
   11.   The Transferor Interest as of the last day of the preceding Monthly
         Period .................................................................  $  916,028,622.87
                                                                                   -----------------
   12.   The transferor percentage as of the last day of the preceding Monthly
         Period .................................................................              26.53%
                                                                                   -----------------
   13.   The Required Transferor Percentage .....................................               6.00%
                                                                                   -----------------
   14.   The Required Transferor Interest .......................................  $  207,164,818.13
                                                                                   -----------------
   15.   The monthly principal payment rate for the preceding Monthly Period ....             22.832%
                                                                                   -----------------
   16.   The balance in the Excess Funding Account as of the last day of the
         preceding Monthly Period ...............................................  $              --
                                                                                   -----------------
   17.   The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                Percentage      Aggregate
                                                 of Total        Account
                                               Receivables       Balance
                                               -----------   ---------------
(a) Delinquent between 30 days and 59 days        1.077%     $ 37,776,279.27
(b) Delinquent between 60 days and 89 days        0.910%     $ 31,943,124.73
(c) Delinquent between 90 days and 119 days       0.631%     $ 22,152,500.15
(d) Delinquent between 120 days and 149 days      0.470%     $ 16,505,122.67
(e) Delinquent between 150 days and 179 days      0.530%     $ 18,604,053.33
(f) Delinquent 180 days or greater                0.000%     $            --
                                                  -----      ---------------
(g) Aggregate                                     3.618%     $126,981,080.15
                                                  =====      ===============

V.   Information regarding Series 2003-A

   1.    The amount of Principal Receivables in the Trust represented by the
         Invested Amount of Series 2003-A as of the last day of the related
         Monthly Period .........................................................  $  400,000,000.00
                                                                                   -----------------
   2.    The amount of Principal Receivables in the Trust represented by the
         Adjusted Invested Amount of Series 2003-A on the last day of the related Monthly Period .................................................  $  400,000,000.00
                                                                                   -----------------

                                                                     NOTE FACTORS

   3.    The amount of Principal Receivables in the Trust
         represented by the Class A Note Principal Balance on the
         last day of the related Monthly Period ...................        1.0000  $  320,000,000.00
                                                                                   -----------------
   4.    The amount of Principal Receivables in the Trust
         represented by the Class B Note Principal Balance on the
         last day of the related Monthly Period ...................        1.0000  $   37,000,000.00
                                                                                   -----------------
   5.    The amount of Principal Receivables in the Trust
         represented by the Class C Note Principal Balance on the
         last day of the related Monthly Period ...................        1.0000  $   29,000,000.00
                                                                                   -----------------
   6.    The amount of Principal Receivables in the trust
         represented by the Class D Note Principal Balance on the
         last day of the related Monthly Period ...................        1.0000  $   14,000,000.00
                                                                                   -----------------
   7.    The Floating Investor Percentage with respect to the period:

         September 1, 2005 through September 19, 2005 ...........................         11.6406121%
                                                                                   -----------------
         September 20, 2005 through September 30, 2005 ..........................         11.4760354%
                                                                                   -----------------
   8.    The Fixed Investor Percentage with respect to the period: September 1,
         2005 through September 19, 2005 N/A September 20, 2005 through
         September 30, 2005 .....................................................                N/A
                                                                                   -----------------
   9.    The amount of Investor Principal Collections applicable to Series
         2003-A .................................................................  $   90,811,862.96
                                                                                   -----------------
   10a.  The amount of the Investor Finance Charge Collections on deposit in the
         Collection Account for the related Monthly Period to be treated as
         Servicer Interchange ...................................................  $       83,333.33
                                                                                   -----------------
   10b.  The amount of Available Finance Charge Collections on deposit in the
         Collection Account for the related Monthly Period ......................  $    5,239,282.37
                                                                                   -----------------
   10c.  Pursuant to Section 8.04(a) of the Master Indenture, the amount of
         Available Finance Charge Collections not on deposit in the Collection
         Account for the related Monthly Period .................................  $    1,722,925.70
                                                                                   -----------------
   11.   The Investor Default Amount for the related Monthly Period .............  $    1,913,098.19
                                                                                   -----------------
   12.   The Monthly Servicing Fee for the related Monthly Period ...............  $      666,666.67
                                                                                   -----------------

   13.   Trust yields for the related Monthly Period

         a.   The cash yield for the related Monthly Period .....................              21.14%
                                                                                   -----------------
         b.   The default rate for the related Monthly Period ...................               5.74%
                                                                                   -----------------
         c.   The Net Portfolio Yield for the related Monthly Period ............              15.40%
                                                                                   -----------------
         d.   The Base Rate for the related Monthly Period ......................               6.81%
                                                                                   -----------------
         e.   The Excess Spread Percentage for the related Monthly Period .......               8.59%
                                                                                   -----------------
         f.   The Quarterly Excess Spread Percentage for the related Monthly
              Period ............................................................               8.82%
                                                                                   -----------------
              i)   Excess Spread Percentage related to Sep-05                                   8.59%
                                                                                   -----------------
              ii)  Excess Spread Percentage related to Aug-05                                   9.42%
                                                                                   -----------------
              iii) Excess Spread Percentage related to Jul-05                                   8.46%
                                                                                   -----------------
   14.   Floating Rate Determinations:

   LIBOR for the Interest Period from September 20, 2005 through and including
   October 19, 2005                                                                          3.79625%
                                                                                   -----------------
   15.   Principal Funding Account

         a.   The amount on deposit in the Principal Funding Account on the related Payment Date (after taking into consideration deposits
              and withdraws for the related Payment Date) .......................  $              --
                                                                                   -----------------
         b.   The Accumulation Shortfall with respect to the related Monthly
               Period ...........................................................  $              --
                                                                                   -----------------
         c.   The Principal Funding Investment Proceeds deposited in the
              Collection Account to be treated as Available Finance Charge
              Collections .......................................................  $              --
                                                                                   -----------------
   16.   Reserve Account

         a.   The amount on deposit in the Reserve Account on the related
              Payment Date (after taking into consideration deposits and
              withdraws for the related Payment Date) ...........................  $      500,000.00
                                                                                   -----------------
         b.   The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance
              Charge Collections ................................................  $              --
                                                                                   -----------------
         c.   Interest earnings on the Reserve Account deposited into the
              Collection Account to be treated as Available Finance Charge
              Collections .......................................................  $              --
                                                                                   -----------------
   17.   Cash Collateral Account

         a.   The Required Cash Collateral Account Amount on the related Payment
               Date .............................................................       8,000,000.00
                                                                                   -----------------
         b.   The Available Cash Collateral Account Amount on the related
              Payment Date ......................................................  $    8,000,000.00
                                                                                   -----------------
   18.   Investor Charge-Offs

         a.   The aggregate amount of Investor Charge-Offs for the related
              Monthly Period ....................................................  $              --
                                                                                   -----------------
         b.   The aggregate amount of Investor Charge-Offs reimbursedon the
              Payment Date ......................................................  $              --
                                                                                   -----------------
   19.   The Monthly Principal Reallocation Amount for the related Monthly
         Period .................................................................  $              --
                                                                                   -----------------

Advanta Bank Corp.
as Servicer


By: /s/ MICHAEL COCO
    ---------------------------------
Name: Michael Coco
Title: Vice President and Treasurer

EXHIBIT C

CLASS A CUSIP #00761HAT8
CLASS B CUSIP #00761HAU5
CLASS C CUSIP #00761HAV3

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-B
                        PERIOD ENDING SEPTEMBER 30, 2005

The information which is required to be prepared with respect to the Payment Date of October 20, 2005 and with respect to the performance of the Trust during the period of September 1, 2005 through September 30, 2005 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-B Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

   1.    The amount of distribution in respect to principal payment to the Class
         A Noteholder ...........................................................  $              --
                                                                                   -----------------
   2.    The amount of distribution in respect to principal payment to the Class
         B Noteholder ...........................................................  $              --
                                                                                   -----------------
   3.    The amount of distribution in respect to principal payment to the Class
         C Noteholder ...........................................................  $              --
                                                                                   -----------------
   4.    The amount of distribution in respect to principal payment to the Class
         D Noteholder ...........................................................  $              --
                                                                                   -----------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

   1.    The amount of distribution in respect to the Class A Monthly Interest ..            3.45521
                                                                                   -----------------
   2.    The amount of distribution in respect to the Class B Monthly
         Interest ...............................................................            4.53854
                                                                                   -----------------
   3.    The amount of distribution in respect to the Class C Monthly
         Interest ...............................................................            6.58021
                                                                                   -----------------
   4.    The amount of distribution in respect to the Class D Monthly
         Interest ...............................................................            9.83021
                                                                                   -----------------

III. Information regarding the total monthly distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

   1.    The total amount of distribution in respect to the Class A Noteholder ..            3.45521
                                                                                   -----------------
   2.    The total amount of distribution in respect to the Class B Noteholder ..            4.53854
                                                                                   -----------------
   3.    The total amount of distribution in respect to the Class C Noteholder ..            6.58021
                                                                                   -----------------
   4.    The total amount of distribution in respect to the Class D Noteholder ..            9.83021
                                                                                   -----------------

IV.  Information regarding the performance of the Advanta Business Card Master
     Trust

   1.    The aggregate amount of such Collections with respect to Principal
         Receivables for the Monthly Period preceding such Payment Date .........  $  784,550,437.41
                                                                                   -----------------
   2.    The aggregate amount of such Collections with respect to Finance Charge and Administrative Receivables for the Monthly Period preceding such
         Payment Date ...........................................................  $   60,403,178.69
                                                                                   -----------------
   3.    Recoveries for the preceding Monthly Period ............................  $    1,455,442.89
                                                                                   -----------------
   4.    The Defaulted Amount for the preceding Monthly Period ..................  $   16,633,217.91
                                                                                   -----------------
   5.    The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly
         Period, and the denominator is the average Receivables for the preceding
         Monthly Period .........................................................               5.20%
                                                                                   -----------------
   6.    The total amount of Principal Receivables in the trust at the beginning of the preceding Monthly Period ........................................  $3,436,245,426.03
                                                                                   -----------------
   7.    The total amount of Principal Receivables in the trust as of the last day of the preceding Monthly Period ....................................  $3,452,746,968.87
                                                                                   -----------------
   8.    The total amount of Finance Charge and Administrative Receivables in
         the Trust at the beginning of the preceding Monthly Period .............  $   56,086,985.97
                                                                                   -----------------
   9.    The total amount of Finance Charge and Administrative Receivables in
         the Trust as of the last day of the preceding Monthly Period ...........  $   56,368,439.94
                                                                                   -----------------

   10.   The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last day of the preceding Monthly Period .........  $2,536,718,346.00
                                                                                   -----------------
   11.   The Transferor Interest as of the last day of the preceding Monthly
         Period .................................................................  $  916,028,622.87
                                                                                   -----------------
   12.   The transferor percentage as of the last day of the preceding Monthly
         Period .................................................................              26.53%
                                                                                   -----------------
   13.   The Required Transferor Percentage .....................................               6.00%
                                                                                   -----------------
   14.   The Required Transferor Interest .......................................  $  207,164,818.13
                                                                                   -----------------
   15.   The monthly principal payment rate for the preceding Monthly Period ....             22.832%
                                                                                   -----------------
   16.   The balance in the Excess Funding Account as of the last day of the
         preceding Monthly Period ...............................................  $              --
                                                                                   -----------------
   17.   The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                Percentage      Aggregate
                                                 of Total        Account
                                               Receivables       Balance
                                               -----------   ---------------
(a) Delinquent between 30 days and 59 days        1.077%     $ 37,776,279.27
(b) Delinquent between 60 days and 89 days        0.910%     $ 31,943,124.73
(c) Delinquent between 90 days and 119 days       0.631%     $ 22,152,500.15
(d) Delinquent between 120 days and 149 days      0.470%     $ 16,505,122.67
(e) Delinquent between 150 days and 179 days      0.530%     $ 18,604,053.33
(f) Delinquent 180 days or greater                0.000%     $            --
                                                  -----      ---------------
(g) Aggregate                                     3.618%     $126,981,080.15
                                                  =====      ===============

V.   Information regarding Series 2003-B

   1.    The amount of Principal Receivables in the Trust represented by the
         Invested Amount of Series 2003-B as of the last day of the related
         Monthly Period .........................................................  $  300,000,000.00
                                                                                   -----------------
   2.    The amount of Principal Receivables in the Trust represented by the
         Adjusted Invested Amount of Series 2003-B on the last day of the related
         Monthly Period .........................................................  $  300,000,000.00
                                                                                   -----------------

                                                                     NOTE FACTORS

   3.    The amount of Principal Receivables in the Trust
         represented by the Class A Note Principal Balance on the
         last day of the related Monthly Period ...................        1.0000  $  240,000,000.00
                                                                                   -----------------
   4.    The amount of Principal Receivables in the Trust
         represented by the Class B Note Principal Balance on the
         last day of the related Monthly Period ...................        1.0000  $   27,750,000.00
                                                                                   -----------------
   5.    The amount of Principal Receivables in the Trust
         represented by the Class C Note Principal Balance on the
         last day of the related Monthly Period ...................        1.0000  $   21,750,000.00
                                                                                   -----------------
   6.    The amount of Principal Receivables in the trust
         represented by the Class D Note Principal Balance on the
         last day of the related Monthly Period ...................        1.0000  $   10,500,000.00
                                                                                   -----------------
   7.    The Floating Investor Percentage with respect to the period:

         September 1, 2005 through September 19, 2005                                      8.7304591%
                                                                                   -----------------
         September 20, 2005 through September 30, 2005                                     8.6070266%
                                                                                   -----------------
   8.    The Fixed Investor Percentage with respect to the period:

         September 1, 2005 through September 19, 2005                                            N/A
                                                                                   -----------------
         September 20, 2005 through September 30, 2005                                           N/A
                                                                                   -----------------
   9.    The amount of Investor Principal Collections applicable to Series
         2003-B .................................................................  $   68,108,897.50
                                                                                   -----------------
   10a.  The amount of Available Finance Charge Collections on deposit in the
         Collection Account for the related Monthly Period ......................  $    3,929,461.81
                                                                                   -----------------
   10b.  Pursuant to Section 8.04(a) of the Master Indenture, the amount of
         Available Finance Charge Collections not on deposit in the Collection
         Account for the related Monthly Period .................................  $    1,354,694.28
                                                                                   -----------------
   11.   The Investor Default Amount for the related Monthly Period .............  $    1,434,823.62
                                                                                   -----------------
   12.   The Monthly Servicing Fee for the related Monthly Period ...............  $      500,000.00
                                                                                   -----------------
   13.   Trust yields for the related Monthly Period

         a.   The cash yield for the related Monthly Period .....................              21.14%
                                                                                   -----------------
         b.   The default rate for the related Monthly Period ...................               5.74%
                                                                                   -----------------
         c.   The Net Portfolio Yield for the related Monthly Period ............              15.40%
                                                                                   -----------------

         d.   The Base Rate for the related Monthly Period ......................               6.81%
                                                                                   -----------------
         e.   The Excess Spread Percentage for the related Monthly Period .......               8.59%
                                                                                   -----------------
         f.   The Quarterly Excess Spread Percentage for the related Monthly
              Period ............................................................               8.83%
                                                                                   -----------------
              i)   Excess Spread Percentage related to Sep-05                                   8.59%
                                                                                   -----------------
              ii)  Excess Spread Percentage related to Aug-05                                   9.42%
                                                                                   -----------------
              iii) Excess Spread Percentage related to Jul-05                                   8.47%
                                                                                   -----------------
   14.   Floating Rate Determinations:

   LIBOR for the Interest Period from September 20, 2005 through and including
   October 19, 2005 .............................................................            3.79625%
                                                                                   -----------------
   15.   Principal Funding Account

         a.   The amount on deposit in the Principal Funding Account on the related Payment Date (after taking into consideration deposits and
              withdraws for the related Payment Date) ...........................  $              --
                                                                                   -----------------
         b.   The Accumulation Shortfall with respect to the related Monthly
              Period ............................................................  $              --
                                                                                   -----------------
         c.   The Principal Funding Investment Proceeds deposited in the
              Collection Account to be treated as Available Finance Charge
              Collections .......................................................  $              --
                                                                                   -----------------
   16.   Reserve Account

         a.   The amount on deposit in the Reserve Account on the related Payment
              Date (after taking into consideration deposits and withdraws for
              the related Payment Date) .........................................  $              --
                                                                                   -----------------
         b.   The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance
              Charge Collections ................................................  $              --
                                                                                   -----------------
         c.   Interest earnings on the Reserve Account deposited into the
              Collection Account to be treated as Available Finance Charge
              Collections .......................................................  $              --
                                                                                   -----------------
   17.   Cash Collateral Account

         a.   The Required Cash Collateral Account Amount on the related Payment
              Date ..............................................................  $    6,750,000.00
                                                                                   -----------------
         b.   The Available Cash Collateral Account Amount on the related Payment
              Date ..............................................................  $    6,750,000.00
                                                                                   -----------------
   18.   Investor Charge-Offs

         a.   The aggregate amount of Investor Charge-Offs for the related
              Monthly Period ....................................................  $              --
                                                                                   -----------------
         b.   The aggregate amount of Investor Charge-Offs reimbursed on the
              Payment Date ......................................................  $              --
                                                                                   -----------------
   19.   The Monthly Principal Reallocation Amount for the related Monthly
         Period .................................................................  $              --
                                                                                   -----------------

Advanta Bank Corp.
as Servicer


By: /s/ MICHAEL COCO
    ---------------------------------
Name: Michael Coco
Title: Vice President and Treasurer

EXHIBIT C

CLASS A CUSIP #00761HBC4
CLASS B CUSIP #00761HBD2
CLASS C CUSIP #00761HBE0

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-D
                        PERIOD ENDING SEPTEMBER 30, 2005

The information which is required to be prepared with respect to the Payment Date of October 20, 2005 and with respect to the performance of the Trust during the period of September 1, 2005 through September 30, 2005 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-D Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

   1.   The amount of distribution in respect to principal payment to the
        Class A Noteholder ......................................................   $              --
                                                                                    -----------------
   2.   The amount of distribution in respect to principal payment to the
        Class B Noteholder ......................................................   $              --
                                                                                    -----------------
   3.   The amount of distribution in respect to principal payment to the
        Class C Noteholder ......................................................   $              --
                                                                                    -----------------
   4.   The amount of distribution in respect to principal payment to the
        Class D Noteholder ......................................................   $              --
                                                                                    -----------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

   1.   The amount of distribution in respect to the Class A Monthly Interest ...             3.38854
                                                                                    -----------------
   2.   The amount of distribution in respect to the Class B Monthly Interest ...             4.12188
                                                                                    -----------------
   3.   The amount of distribution in respect to the Class C Monthly Interest ...             5.58021
                                                                                    -----------------
   4.   The amount of distribution in respect to the Class D Monthly Interest ...             9.41354
                                                                                    -----------------

III. Information regarding the total monthly distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

   1.   The total amount of distribution in respect to the Class A Noteholder ...             3.38854
                                                                                    -----------------
   2.   The total amount of distribution in respect to the Class B Noteholder ...             4.12188
                                                                                    -----------------
   3.   The total amount of distribution in respect to the Class C Noteholder ...             5.58021
                                                                                    -----------------
   4.   The total amount of distribution in respect to the Class D Noteholder ...             9.41354
                                                                                    -----------------

IV.  Information regarding the performance of the Advanta Business Card Master
     Trust

   1.   The aggregate amount of such Collections with respect to Principal
        Receivables for the Monthly Period preceding such Payment Date ..........   $  784,550,437.41
                                                                                    -----------------
   2.   The aggregate amount of such Collections with respect to Finance
        Charge and Administrative Receivables for the Monthly Period preceding
        such Payment Date .......................................................   $   60,403,178.69
                                                                                    -----------------
   3.   Recoveries for the preceding Monthly Period .............................   $    1,455,442.89
                                                                                    -----------------
   4.   The Defaulted Amount for the preceding Monthly Period ...................   $   16,633,217.91
                                                                                    -----------------
   5.   The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding
        Monthly Period, and the denominator is the average Receivables for the
        preceding Monthly Period ................................................                5.20%
                                                                                    -----------------
   6.   The total amount of Principal Receivables in the trust at the
        beginning of the preceding Monthly Period ...............................   $3,436,245,426.03
                                                                                    -----------------
   7.   The total amount of Principal Receivables in the trust as of the last
        day of the preceding Monthly Period .....................................   $3,452,746,968.87
                                                                                    -----------------
   8.   The total amount of Finance Charge and Administrative Receivables in
        the Trust at the beginning of the preceding Monthly Period ..............   $   56,086,985.97
                                                                                    -----------------
   9.   The total amount of Finance Charge and Administrative Receivables in
        the Trust as of the last day of the preceding Monthly Period ............   $   56,368,439.94
                                                                                    -----------------
   10.  The aggregated Adjusted Invested Amounts of all Series of Notes
        outstanding as of the last day of the preceding Monthly Period ..........   $2,536,718,346.00
                                                                                    -----------------

   11.  The Transferor Interest as of the last day of the preceding Monthly
        Period ..................................................................   $  916,028,622.87
                                                                                    -----------------
   12.  The transferor percentage as of the last day of the preceding Monthly
        Period ..................................................................               26.53%
                                                                                    -----------------
   13.  The Required Transferor Percentage ......................................                6.00%
                                                                                    -----------------
   14.  The Required Transferor Interest ........................................   $  207,164,818.13
                                                                                    -----------------
   15.  The monthly principal payment rate for the preceding Monthly Period .....
                                                                                               22.832%
                                                                                    -----------------
   16.  The balance in the Excess Funding Account as of the last day of the
        preceding Monthly Period ................................................   $              --
                                                                                    -----------------
   17.  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly
        Period preceding such Payment Date:

                                                Percentage      Aggregate
                                                 of Total        Account
                                               Receivables       Balance
                                               -----------   ---------------
(a) Delinquent between 30 days and 59 days        1.077%     $ 37,776,279.27
(b) Delinquent between 60 days and 89 days        0.910%     $ 31,943,124.73
(c) Delinquent between 90 days and 119 days       0.631%     $ 22,152,500.15
(d) Delinquent between 120 days and 149 days      0.470%     $ 16,505,122.67
(e) Delinquent between 150 days and 179 days      0.530%     $ 18,604,053.33
(f) Delinquent 180 days or greater                0.000%     $            --
                                                  -----      ---------------
(g) Aggregate                                     3.618%     $126,981,080.15
                                                  =====      ===============

V.   Information regarding Series 2003-D

   1.   The amount of Principal Receivables in the Trust represented by the
        Invested Amount of Series 2003-D as of the last day of the related
        Monthly Period ..........................................................   $  400,000,000.00
                                                                                    -----------------
   2.   The amount of Principal Receivables in the Trust represented by the
        Adjusted Invested Amount of Series 2003-D on the last day of the
        related Monthly Period ..................................................   $  400,000,000.00
                                                                                    -----------------

                                                                     NOTE FACTORS

   3.   The amount of Principal Receivables in the Trust
        represented by the Class A Note Principal Balance on the
        last day of the related Monthly Period ...................         1.0000   $  320,000,000.00
                                                                                    -----------------
   4.   The amount of Principal Receivables in the Trust
        represented by the Class B Note Principal Balance on the
        last day of the related Monthly Period ...................         1.0000   $   37,000,000.00
                                                                                    -----------------
   5.   The amount of Principal Receivables in the Trust
        represented by the Class C Note Principal Balance on the
        last day of the related Monthly Period ...................         1.0000   $   29,000,000.00
                                                                                    -----------------
   6.   The amount of Principal Receivables in the trust
        represented by the Class D Note Principal Balance on the
        last day of the related Monthly Period ...................         1.0000   $   14,000,000.00
                                                                                    -----------------
   7.   The Floating Investor Percentage with respect to the
        period:

   September 1, 2005 through September 19, 2005                                            11.6406121%
                                                                                    -----------------
   September 20, 2005 through September 30, 2005                                           11.4760354%
                                                                                    -----------------
   8.   The Fixed Investor Percentage with respect to the
        period:

   September 1, 2005 through September 19, 2005                                                   N/A
                                                                                    -----------------
   September 20, 2005 through September 30, 2005                                                  N/A
                                                                                    -----------------
   9.   The amount of Investor Principal Collections applicable
        to Series 2003-D ........................................................   $   90,811,862.96
                                                                                    -----------------
   10a. The amount of Available Finance Charge Collections on deposit in the Collection Account for the related
        Monthly Period ..........................................................   $    5,239,282.37
                                                                                    -----------------
   10b. Pursuant to Section 8.04(a) of the Master Indenture, the
        amount of Available Finance Charge Collections not on
        deposit in the Collection Account for the related
        Monthly Period ..........................................................   $    1,806,259.03
                                                                                    -----------------
   11.  The Investor Default Amount for the related Monthly
        Period ..................................................................   $    1,913,098.19
                                                                                    -----------------
   12.  The Monthly Servicing Fee for the related Monthly Period ................   $      666,666.67
                                                                                    -----------------
   13.  Trust yields for the related Monthly Period

        a.   The cash yield for the related Monthly Period ......................               21.14%
                                                                                    -----------------
        b.   The default rate for the related Monthly Period ....................                5.74%
                                                                                    -----------------
        c.   The Net Portfolio Yield for the related Monthly
             Period .............................................................               15.40%
                                                                                    -----------------
        d.   The Base Rate for the related Monthly Period .......................                6.59%
                                                                                    -----------------
        e.   The Excess Spread Percentage for the related
             Monthly Period .....................................................                8.81%
                                                                                    -----------------

        f.   The Quarterly Excess Spread Percentage for the
             related Monthly Period .............................................                9.05%
                                                                                    -----------------
             i)   Excess Spread Percentage related to Sep-05 ....................                8.81%
                                                                                    -----------------
             ii)  Excess Spread Percentage related to Aug-05 ....................                9.63%
                                                                                    -----------------
             iii) Excess Spread Percentage related to Jul-05 ....................                8.70%
                                                                                    -----------------
   14.  Floating Rate Determinations:
        LIBOR for the Interest Period from September 20, 2005 through and
        including October 19, 2005                                                            3.79625%
                                                                                    -----------------
   15.  Principal Funding Account

        a.   The amount on deposit in the Principal Funding Account on the related Payment Date (after taking into consideration deposits
             and withdraws for the related Payment Date) ........................   $              --
                                                                                    -----------------
        b.   The Accumulation Shortfall with respect to the related Monthly
             Period .............................................................   $              --
                                                                                    -----------------
        c.   The Principal Funding Investment Proceeds deposited in the
             Collection Account to be treated as Available Finance Charge
             Collections ........................................................   $              --
                                                                                    -----------------
   16.  Reserve Account

        a.   The amount on deposit in the Reserve Account on the related
             Payment Date (after taking into consideration deposits and
             withdraws for the related Payment Date) ............................   $              --
                                                                                    -----------------
        b.   The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance
             Charge Collections .................................................   $              --
                                                                                    -----------------
        c.   Interest earnings on the Reserve Account deposited into the
             Collection Account to be treated as Available Finance Charge
             Collections ........................................................   $              --
                                                                                    -----------------
   17.  Cash Collateral Account

        a.   The Required Cash Collateral Account Amount on the related
             Payment Date .......................................................   $    9,000,000.00
                                                                                    -----------------
        b.   The Available Cash Collateral Account Amount on the related
             Payment Date .......................................................   $    9,000,000.00
                                                                                    -----------------
   18.  Investor Charge-Offs

        a.   The aggregate amount of Investor Charge-Offs for the related
             Monthly Period .....................................................   $              --
                                                                                    -----------------
        b.   The aggregate amount of Investor Charge-Offs reimbursed on the
             Payment Date .......................................................   $              --
                                                                                    -----------------
   19.  The Monthly Principal Reallocation Amount for the related Monthly
        Period ..................................................................   $              --
                                                                                    -----------------

Advanta Bank Corp.
as Servicer


By: /s/ MICHAEL COCO
    ---------------------------------
Name: Michael Coco
Title: Vice President and Treasurer

EXHIBIT C

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  ADVANTASERIES
                        PERIOD ENDING SEPTEMBER 30, 2005

The information which is required to be prepared with respect to the Payment Date of October 20, 2005 and with respect to the performance of the Trust during the period of September 1, 2005 through September 30, 2005 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture as supplemented by the AdvantaSeries Indenture Supplement, the Transfer and Servicing Agreement or the Trust Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the AdvantaSeries Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholders

                                   Total amount of principal
                    CUSIP Number           to be paid          Per $1,000
                    ------------   -------------------------   ----------
NOTHING TO REPORT

II. Information regarding the current monthly interest distribution to the Noteholders

                                   Total amount of interest
                    CUSIP Number           to be paid         Per $1,000
                    ------------   ------------------------   ----------
2005-A1             00761H BJ 9           $805,468.75           3.22188
2005-A2             00761H BK 6           $736,171.88           3.27188
2005-B1             00761H BH 3           $348,020.83           3.48021
2004-C1             00761H BG 5           $403,854.17           4.03854
2005-C1             00761H BL 4           $348,151.44           3.48151
2004-D1                                   $ 73,302.08           7.33021
2005-D1                                   $ 96,604.17           4.83021

III. Information regarding the performance of the Advanta Business Card Master
     Trust

   1.    The aggregate amount of such Collections with respect to Principal
         Receivables for the Monthly Period preceding such Payment Date              $  784,550,437.41
                                                                                     -----------------
   2.    The aggregate amount of such Collections with respect to Finance Charge and Administrative Receivables for the Monthly Period preceding such
         Payment Date                                                                $   60,403,178.69
                                                                                     -----------------
   3.    Recoveries for the Monthly Period preceding such Payment Date               $    1,455,442.89
                                                                                     -----------------
   4.    The Defaulted Amount for the Monthly Period preceding such Payment Date     $   16,633,217.91
                                                                                     -----------------
   5.    The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly Period, and the denominator is the average Receivables for the preceding Monthly
         Period                                                                                   5.20%
                                                                                     -----------------
   6.    The total amount of Principal Receivables in the trust at the beginning of
         the preceding Monthly Period                                                $3,436,245,426.03
                                                                                     -----------------
   7.    The total amount of Principal Receivables in the trust as of the last day
         of the preceding Monthly Period                                             $3,452,746,968.87
                                                                                     -----------------
   8.    The total amount of Finance Charge and Administrative Receivables in the
         Trust at the beginning of the preceding Monthly Period                      $   56,086,985.97
                                                                                     -----------------
   9.    The total amount of Finance Charge and Administrative Receivables in the
         Trust as of the last day of the preceding Monthly Period                    $   56,368,439.94
                                                                                     -----------------
   10.   The aggregated Adjusted Invested Amounts of all Series of Notes
         outstanding as of the last day of the preceding Monthly Period              $2,536,718,346.00
                                                                                     -----------------
   11.   The Transferor Interest as of the end of the Monthly Period preceding such
         Payment Date                                                                $  916,028,622.87
                                                                                     -----------------
   12.   The transferor percentage as of the end of the Monthly Period preceding
         such Payment Date                                                                       26.53%
                                                                                     -----------------
   13.   The Required Transferor Percentage                                                       6.00%
                                                                                     -----------------
   14.   The Required Transferor Interest                                            $  207,164,818.13
                                                                                     -----------------
   15.   The monthly principal payment rate for the Monthly Period preceding such
         Payment Date                                                                           22.832%
                                                                                     -----------------
   16.   The balance in the Excess Funding Account as of the end of the Monthly
         Period preceding such Payment Date                                          $              --
                                                                                     -----------------

   17.   The aggregate outstanding balance of the Accounts which were delinquent as of the end of the Monthly Period preceding such Payment Date:

                                               Percentage of Total   Aggregate Account
                                                   Receivables           Balance
                                               -------------------   -----------------
(a) Delinquent between 30 days and 59 days            1.077%          $ 37,776,279.27
(b) Delinquent between 60 days and 89 days            0.910%            31,943,124.73
(c) Delinquent between 90 days and 119 days           0.631%            22,152,500.15
(d) Delinquent between 120 days and 149 days          0.470%            16,505,122.67
(e) Delinquent between 150 days and 179 days          0.530%            18,604,053.33
(f) Delinquent 180 days or greater                    0.000%                       --
                                                      -----           ---------------
(g) Aggregate                                         3.618%          $126,981,080.15
                                                      =====           ===============

IV.  Information regarding the AdvantaSeries

   1. AdvantaSeries balances and amounts as of the end of the Monthly Period preceding such Payment Date

                      Initial Principal   Outstanding Principal   Adjusted Outstanding                     Adjusted Invested
                           Balance               Balance            Principal Balance    Invested Amount         Amount
                      -----------------   ---------------------   --------------------   ---------------   -----------------
2005-A1                $250,000,000.00       $250,000,000.00         $250,000,000.00     $250,000,000.00    $250,000,000.00
2005-A2                $225,000,000.00       $225,000,000.00         $225,000,000.00     $225,000,000.00    $225,000,000.00
                       ---------------       ---------------         ---------------     ---------------    ---------------
Total Class A          $475,000,000.00       $475,000,000.00         $475,000,000.00     $475,000,000.00    $475,000,000.00

2005-B1                $100,000,000.00       $100,000,000.00         $100,000,000.00     $100,000,000.00    $100,000,000.00
                       ---------------       ---------------         ---------------     ---------------    ---------------
Total Class B          $100,000,000.00       $100,000,000.00         $100,000,000.00     $100,000,000.00    $100,000,000.00

2004-C1                $100,000,000.00       $100,000,000.00         $100,000,000.00     $100,000,000.00    $100,000,000.00
2005-C1                $100,000,000.00       $100,000,000.00         $100,000,000.00     $100,000,000.00    $100,000,000.00
                       ---------------       ---------------         ---------------     ---------------    ---------------
Total Class C          $200,000,000.00       $200,000,000.00         $200,000,000.00     $200,000,000.00    $200,000,000.00

2004-D1                $ 10,000,000.00       $ 10,000,000.00         $ 10,000,000.00     $ 10,000,000.00    $ 10,000,000.00
2005-D1                $ 20,000,000.00       $ 20,000,000.00         $ 20,000,000.00     $ 20,000,000.00    $ 20,000,000.00
                       ---------------       ---------------         ---------------     ---------------    ---------------
Total Class D          $ 30,000,000.00       $ 30,000,000.00         $ 30,000,000.00     $ 30,000,000.00    $ 30,000,000.00
                       ---------------       ---------------         ---------------     ---------------    ---------------
Total AdvantaSeries    $805,000,000.00       $805,000,000.00         $805,000,000.00     $805,000,000.00    $805,000,000.00
                       ===============       ===============         ===============     ===============    ===============

   2.    Weighted Average Floating Allocation Amount for the related Monthly Period  $  738,333,333.33
                                                                                     -----------------
   3.    The Floating Investor Percentage with respect to the period:

   September 1, 2005 through September 19, 2005                                             20.5165788%
                                                                                     -----------------
   September 20, 2005                                                                       20.2265125%
                                                                                     -----------------
   September 21, 2005 through September 30, 2005                                            23.1500151%
                                                                                     -----------------
   4.    The Fixed Investor Percentage with respect to the period:

   September 1, 2005 through September 19, 2005                                             20.5165788%
                                                                                     -----------------
   September 20, 2005                                                                       20.2265125%
                                                                                     -----------------
   September 21, 2005 through September 30, 2005                                            23.1500151%
                                                                                     -----------------
   5.    The amount of Investor Principal Collections applicable to the
         AdvantaSeries                                                               $  168,213,236.48
                                                                                     -----------------
   6a.   The amount of Available Finance Charge Collections on deposit in the
         Collection Account for the related Monthly Period                           $    9,709,031.83
                                                                                     -----------------
   6b.   Pursuant to Section 8.04(a) of the Master Indenture, the amount of
         Available Finance Charge Collections not on deposit in the Collection
         Account for the related Monthly Period                                      $    3,360,872.12
                                                                                     -----------------
   7.    The AdvantaSeries Defaulted Amount for the related Monthly Period           $    3,775,845.94
                                                                                     -----------------
   8.    The AdvantaSeries Monthly Servicing Fee for the related Monthly Period      $    1,230,555.00
                                                                                     -----------------
   9.    AdvantaSeries performance for the related Monthly Period
                                                                                     -----------------
         a.   The cash yield for the related Monthly Period                                      21.25%
                                                                                     -----------------
         b.   The default rate for the related Monthly Period                                     6.14%
                                                                                     -----------------
         c.   The Net Portfolio Yield for the related Monthly Period                             15.11%
                                                                                     -----------------
         d.   The Base Rate for the related Monthly Period                                        6.21%
                                                                                     -----------------
         e.   The Excess Spread Percentage for the related Monthly Period                         8.90%
                                                                                     -----------------

         f.   The Quarterly Excess Spread Percentage                                              9.45%
                                                                                     -----------------
              i)   Excess Spread Percentage related to   Sep-05                                   8.90%
                                                                                     -----------------
              ii)  Excess Spread Percentage related to   Aug-05                                   9.88%
                                                                                     -----------------
              iii) Excess Spread Percentage related to   Jul-05                                   9.58%
                                                                                     -----------------
         g.   The average Excess Spread Amount for the three preceding Monthly
              Periods                                                                $    5,256,594.05
                                                                                     -----------------
              i)   Excess Spread Amount related to   Sep-05                          $    5,251,929.69
                                                                                     -----------------
              ii)  Excess Spread Amount related to   Aug-05                          $    5,884,810.08
                                                                                     -----------------
              iii) Excess Spread Amount related to   Jul-05                          $    4,633,042.39
                                                                                     -----------------
   10.   Floating interest rate determinations:

   LIBOR for all Tranches with an Interest Period from September 20, 2005 through
   and including October 19, 2005                                                              3.79625%
                                                                                     -----------------
   LIBOR for the 2005-C1 Tranche for the period from September 21, 2005 through and
   including October 19, 2005                                                                  3.81188%
                                                                                     -----------------
   11.   Required interest payments

                        Required interest    Interest shortfalls   Amounts withdrawn from
                      amounts with respect      and additional     the Collection Account   Unpaid required
                         to the current      interest from prior  for payment of required       interest
                         Interest Period           periods            interest amounts          amounts
                      --------------------   -------------------  -----------------------   ---------------
2005-A1                   $  805,468.75              $--               $  805,468.75              $--
2005-A2                   $  736,171.88              $--               $  736,171.88              $--
                          -------------              ---               -------------              ---
Total Class A             $1,541,640.63              $--               $1,541,640.63              $--

2005-B1                   $  348,020.83              $--               $  348,020.83              $--
                          -------------              ---               -------------              ---
Total Class B             $  348,020.83              $--               $  348,020.83              $--

2004-C1                   $  403,854.17              $--               $  403,854.17              $--
2005-C1                   $  348,151.44              $--               $  348,151.44              $--
                          -------------              ---               -------------              ---
Total Class C             $  752,005.61              $--               $  752,005.61              $--

2004-D1                   $   73,302.08              $--               $   73,302.08              $--
2005-D1                   $   96,604.17              $--               $   96,604.17              $--
                          -------------              ---               -------------              ---
Total Class D             $  169,906.25              $--               $  169,906.25              $--
                          -------------              ---               -------------              ---
Total AdvantaSeries       $2,811,573.32              $--               $2,811,573.32              $--
                          =============              ===               =============              ===

   12.   Principal Funding Account

                    Beginning        Required           Actual                                                              Ending
                    Principal   Principal Deposit  Deposit to the   Principal Funding  Amount Withdrawn    Withdrawals    Principal
                     Funding      Amount to the       Principal    Sub-Account Amount     for Payment      of Coverage     Funding
                   Sub-Account  Principal Funding      Funding          prior to        of Principal to  Funding Excess  Sub-Account
                      Amount       Sub-Account       Sub-Account       Withdrawals        Noteholders        Amount         Amount
                   -----------  -----------------  --------------  ------------------  ----------------  --------------  -----------
NOTHING TO REPORT

   13.   Coverage Funding Required Amounts

         a.   Coverage Funding Amount as of the end of the related Monthly Period    $              --
                                                                                     -----------------
         b.   The Coverage Funding Amount for the Class A Notes as of the end of
              the related Monthly Period                                             $              --
                                                                                     -----------------
         c.   The Coverage Funding Amount for the Class B Notes as of the end of
              the related Monthly Period                                             $              --
                                                                                     -----------------
         d.   The Coverage Funding Amount for the Class C Notes as of the end of
              the related Monthly Period                                             $              --
                                                                                     -----------------
   14.   Cash Collateral Account

         a.   The Required Cash Collateral Account Amount on the related Payment
              Date                                                                   $   18,112,500.00
                                                                                     -----------------
         b.   The Available Cash Collateral Account Amount on the related Payment
              Date                                                                   $   18,112,500.00
                                                                                     -----------------
         c.   Has a Portfolio Decline Event occurred with respect to the Monthly
              Period preceding such Payment Date                                                    NO
                                                                                     -----------------

   15.   Spread Account

         a.   The Required Spread Account Amount on the related Payment Date         $              --
                                                                                     -----------------
         b.   The amount on deposit in the Spread Account on the related Payment
              Date                                                                   $              -
                                                                                     -----------------
   16.   Required Subordinated Amounts as of the end of the Monthly Period
         preceding such Payment Date

                                       Required                        Excess of Subordinated
          Required subordination     Subordinated      Subordinated      Notes over Required
                percentage              Amount             Notes         Subordinated Amount
          ----------------------   ---------------   ---------------   ----------------------
Class A          21.5805%          $102,507,375.00   $330,000,000.00       $227,492,625.00
Class B           8.9918%            51,702,850.00    230,000,000.00        178,297,150.00
Class C           3.6269%            28,108,475.00     30,000,000.00          1,891,525.00

   17.   Adjusted Invested Amount

                        Beginning                            Increase from the
                         Adjusted      Initial Principal     withdrawal of the
                         Invested      Balances and any      Coverage Funding      Increase from
                      Amount for the  increases from the    Excess Amount from   reimbursements of
                         related        issuance of any   the Principal Funding  Adjusted Invested
                      Monthly Period   additional Notes         Sub-Account        Amount Deficit
                     ---------------  ------------------  ---------------------  -----------------
2005-A1              $250,000,000.00    $            --            $--                  $--
2005-A2              $225,000,000.00    $            --            $--                  $--
                     ---------------    ---------------            ---                  ---
Total Class A        $475,000,000.00    $            --            $--                  $--

2005-B1              $100,000,000.00    $            --            $--                  $--
                     ---------------    ---------------            ---                  ---
Total Class B        $100,000,000.00    $            --            $--                  $--

2004-C1              $100,000,000.00    $            --            $--                  $--
2005-C1              $            --    $100,000,000.00            $--                  $--
                     ---------------    ---------------            ---                  ---
Total Class C        $100,000,000.00    $100,000,000.00            $--                  $--

2004-D1              $ 10,000,000.00    $            --            $--                  $--
2005-D1              $ 20,000,000.00    $            --            $--                  $--
                     ---------------    ---------------            ---                  ---
Total Class D        $ 30,000,000.00    $            --            $--                  $--
                     ---------------    ---------------            ---                  ---
Total AdvantaSeries  $705,000,000.00    $100,000,000.00            $--                  $--
                     ===============    ===============            ===                  ===



                         Reductions due to         Reduction due to
                     reallocation of Available    amounts deposited    Ending Adjusted Invested
                     Principal Collections and    into the Principal    Amount for the related
                        Investor Charge-Offs    Funding Sub - Account       Monthly Period
                     -------------------------  ---------------------  ------------------------
2005-A1                         $--                      $--                $250,000,000.00
2005-A2                         $--                      $--                $225,000,000.00
                                ---                      ---                ---------------
Total Class A                   $--                      $--                $475,000,000.00

2005-B1                         $--                      $--                $100,000,000.00
                                ---                      ---                ---------------
Total Class B                   $--                      $--                $100,000,000.00

2004-C1                         $--                      $--                $100,000,000.00
2005-C1                         $--                      $--                $100,000,000.00
                                ---                      ---                ---------------
Total Class C                   $--                      $--                $200,000,000.00

2004-D1                         $--                      $--                $ 10,000,000.00
2005-D1                         $--                      $--                $ 20,000,000.00
                                ---                      ---                ---------------
Total Class D                   $--                      $--                $ 30,000,000.00
                                ---                      ---                ---------------
Total AdvantaSeries             $--                      $--                $805,000,000.00
                                ===                      ===                ===============

                                        Advanta Bank Corp. as Servicer


                                        By: /s/ MICHAEL COCO
                                            ------------------------------------
                                        Name: Michael Coco
                                        Title: Vice President and Treasurer